UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          November 10, 2009
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company in connection with the presentation at the Credit Suisse 18th Annual Healthcare Conference on November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: November 10, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

Phoenix, AZ

November 13, 2009

Credit Suisse 18th Annual

Healthcare Conference

This slide presentation contains forward-looking
statements which are subject to change based
on various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.

Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that
could affect the Company’s financial results is
included in the Company’s Form 10-K for the
year ended December 31, 2008, and subsequent
SEC filings.

Forward Looking Statement

Introduction

Leading National

Lab Provider

Fastest growing national lab

$52 Billion market

Clinical, Anatomic and Genomic Testing

Serving clients in all 50 states and Canada

Foremost clinical trials testing business

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Introduction

LabCorp

Laboratory Corporation of America

2008 Approximate US Health Care Spend $2.4 Trillion

$ Billions
2,500
2,000
1,500
1,000
500
0
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care
• 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare & Medicaid Services, Office of the Actuary, and company estimates.

Valuable Service

  Small component of total cost

    influences large percentage

    of clinical decisions

  Screening, early detection,

    and monitoring reduce

    downstream costs

  Companion diagnostics

    improve drug efficacy and

    reduce adverse drug effects

Attractive Market

LabCorp
Laboratory Corporation of America

Relative Number of Lab Tests Per Year
14
12
10
8
6
4
2
0
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers

  Aging population

  Industry consolidation

  Advances in genomics

  Pharmacogenomics /

    companion diagnostics

  Cost pressures

Source:   CDC National Ambulatory Medical Care Survey and Company Estimates

$52 Billion US Lab Market
Revenue Share
11%
12%
LabCorp 9%
14%
55%
Hospital Affiliated
Quest
LabCorp
Other Independent
Physician Office

Source: Washington G-2, Laboratory Industry Report, January, 2009

Attractive Market

Opportunity to

Take Share

  5,100 independent labs

  High cost competitors

LabCorp U.S. Payor Mix
% of revenue, 2009 YTD
7.7%
20.2%
3.8%
27.2%
41.1%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market

Diversified Payor Mix

  No customer > 9% of revenue

  Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2009 YTD
6.6%
13.5%
15.5%
64.4%
Other Esoteric
Core
All Genomic
Histology

Attractive Market

Diversified Test Mix

  Esoteric 36% of revenue

  Goal of 40% in 3 – 5 years

  Higher priced business

Competitive Position

Scale and Scope

  National infrastructure

  Broad test offering

  Managed care contracts

  Economies of scale

Primary LabCorp Testing Locations*

Esoteric Lab Locations

(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)

Patient Service Centers*

LabCorp
Laboratory Corporation of America

Protedyne
RADIUS

Competitive Position

Standardized and

Efficient Processes

  Improved patient intake

  Automation of pre-analytics

  Capacity rationalization

  Logistics optimization

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (CVD) (exclusive)
Celera Diagnostics	Breast Cancer
Duke University	Lung Cancer (exclusive)
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Ipsogen	Molecular Diagnostics
Medco Health Solutions	Companion Diagnostics (Research)
OncoMethylome Sciences	Companion Diagnostics (Oncology) (exclusive)
Siemens Health Solutions	Companion Diagnostics (Oncology and CVD)
SmartGene	Bioinformatics Tools
Third Wave Technologies	Companion Diagnostics (CVD)
Vanda Pharmaceuticals	Companion Diagnostics (exclusive)
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)

Scientific

Leadership

  Introduction of new tests

  Acquisitions and licensing

  Collaborations with leading

    companies and academic

    institutions

Competitive Position

2009 Priorities

Our Focus

  Gain new customers

  Maintain Price

  Control costs

  Implement Automation

  Advance leadership in
      personalized medicine

2009 Priorities

Gain New Customers

  Target specialty physicians

  Co-marketing with partners

    in science

  Appropriate promotion of

    specialty tests

LithoLink Laboratory Reporting System™

Patient Results Report

PATIENT	DATE OF BIRTH	PHYSICIAN
Sample, Patient	**03/29/1953**	**Test, Physician**

Values larger, bolder and more towards red indicate increasing risk for kidney stone formation.

Summary Stone Risk Factors

SAMPLE ID **S189570** PATIENT COLLECTION DATE **06/04/2006**

ANALYTE	← DECREASED RISK — INCREASING RISK FOR STONE FORMATION →
Urine Volume (liters/day)	1.46
SS CaOx	5.87
Urine Calcium (mg/day)	101
Urine Oxalate (mg/day)	33
Urine Citrate (mg/day)	358
SS CaP	0.56
24 Hour Urine pH	6.100
SS Uric Acid	0.32
Urine Uric Acid (g/day)	0.277

Interpretation Of Laboratory Results

Note that in the following automated interpretation the current sample is compared to the sample collected on 07/25/2004 because the urine creatinine excretion varied between the current sample and the sample collected on 07/26/2004 by an excessive amount.

Urine volume has risen but remains low (was 0.91 and now is 1.46 l/d). Low urine volume in a stone former should always be corrected if possible. A good clinical goal is 2.5 liters daily. Recheck in 6 weeks and adjust fluid intake as needed.

Borderline hyperoxaluria is now present (was 26 and now is 33 mg/d). This can contribute to calcium oxalate stone disease. Our records do not show the presence of bowel disease. High protein diet is not a likely cause of hyperoxaluria (PCR = 0.9 g/kg/d). Low calcium diet can increase urine oxalate and should be clinically evaluated. Low oxalate diet should be prescribed. Consider diet change and repeat in 6 to 12 weeks.

Urine citrate has risen but remains low (was 247 and now is 358 mg/d). Our records do not report that potassium citrate has been prescribed. Since urine citrate is low and SS CaP is not high consider adding

2009 Priorities

Maintain Price

  Focus on high-value tests

  Promote outcomes improvement

  4.5% Medicare rate increase

  Managed care stability

Control Costs

  Renegotiate leases

  Review supply chain

  Contain discretionary expenses

  Control bad debt

  Continue to appropriately

    fund growth

2009 Priorities

Advance

Personalized

Medicine

  Increase esoteric testing

  Expand outcome improvement

    programs

  Develop and commercialize

    companion diagnostics

2009 Priorities

New Tests Include:
Roche COBAS® TaqMan® HBV Test
Whole Genome Sampling Analysis (genetic analysis for developmental delays)
ColoSURE (colon cancer)
GST-PiGene Methylation (prostate cancer)
HCV
MGMT gene methylation (brain cancer)

Collaborations Include:
Duke University
Yale University
National Jewish Health

Increase

Esoteric Testing

  Introduction of new tests

  Acquisitions and licensing

  Collaborations with academic

    institutions

Advance Personalized Medicine

CKD Prevalence and Mortality in US
15.5
0.7
24.3%
47.5%
Stage 3
Stage 4
Prevalence (mil)
Mortality

Expand Outcomes

Improvement

  Litholink kidney stone

  CKD

  Continual development of

    valuable programs

Advance Personalized Medicine

"K-RAS testing should be routinely conducted in all colorectal cancer patients immediately after diagnosis to ensure the best treatment strategies for the individual Patient"

– Dr. Eric Van Cutsem, presenter at the June 2008 American Society of Clinical Oncology meeting

FDA recommends genetic screening prior to treatment with Abacavir

ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs) caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen (HLA) allele, HLA-B* 5701.

Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-containing medications.

Advance Personalized Medicine

Develop

Companion Diagnostics

  Invest in clinical trials

  Relationships with biotech and

    pharma companies

  Promote key tests

    (e.g., K-RAS, HLA-B* 5701,

    CYP 450)

Revenue and EPS Growth: 2004-2008 (1) (2)

Revenue ($mil)
EPS
$3,085
$2.45
$3,328
$2.80
$3,591
$3.30
$4,068
$4.18
$4,513
$4.60
2004
2005
2006
2007
2008

Excellent Performance

Revenue and

EPS Growth

  10% Revenue CAGR

  17% EPS CAGR

(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the

$0.44 per diluted share impact in 2008 of restructuring and other special items

(2) EPS, as presented, represents adjusted, non-GAAP financial measures.  Diluted EPS,

as reported in the Company’s Annual Report were:  $2.45 in 2004; $2.71 in 2005;

$3.24 in 2006; $3.93 in 2007; and $4.16 in 2008.

LabCorp ROE 2004 - 2008
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.2%
20.5%
21.8%
27.6%
27.5%
2004
2005
2006
2007
2008

Excellent Performance

Leading Returns

Improving and leading returns

Leading EBIT margin

•
•

LabCorp Cash Flow: 2004-2008

Free Cash Flow ($mil)
Operating Cash Flow ($mil)
$443
$538
$481
$574
$516
$632
$567
$710
$624
$781
2004
2005
2006
2007
2008

Excellent Performance

Cash Flow

  10% OCF CAGR

  $2.5 B+ share repurchase

Third Quarter and YTD 2009 Results

2009

2008

+/(-)

2009

2008

+/(-)

Revenue

1,185.1

$

1,135.1

$

4.4%

3,529.7

$

3,386.1

$

4.2%

Adjusted Operating Income

237.6

$

219.9

$

8.0%

733.0

$

717.2

$

2.2%

Operating Income Margin

20.0%

19.4%

60

bp

20.8%

21.2%

(40)

bp

Adjusted EPS

1.22

$

1.10

$

10.9%

3.74

$

3.48

$

7.5%

Operating Cash Flow

246.4

$

194.4

$

26.7%

637.7

$

565.6

$

12.7%

Less: Capital Expenditures

(22.7)

$

(41.5)

$

-45.3%

(77.1)

$

(120.4)

$

-36.0%

Free Cash Flow

223.7

$

152.9

$

46.3%

560.6

$

445.2

$

25.9%

Nine Months Ended Sept 30,

Three Months Ended Sept 30,

Supplemental Financial Information

YTD

Q1 09

Q2 09

Q3 09

2009

Bad debt as a percentage of sales

5.3%

5.3%

5.3%

5.3%

Days sales outstanding

52

50

48

48

A/R coverage (Allowance for Doubtful Accts. / A/R)

19.5%

20.6%

21.9%

21.9%

Other Financial Information

September 30, 2009

($ in million's)

LabCorp
Laboratory Corporation of America

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Key Points

  Critical position in health care delivery system

  Leadership in personalized medicine

  Stable pricing

  Well positioned to gain share

  Continued cost control

  Excellent cash flow

  Strong balance sheet

Conclusion

©2009 LabCorp.   All rights reserved.   6967-0409